UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road

Troy, Michigan

(Address of principal executive offices)

48084-7186

(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 24, 2006, ArvinMeritor, Inc. issued a press release reporting its financial results for the fiscal quarter ended December 31, 2005. The release is furnished as Exhibit 99a to this Form 8-K.

On January 24, 2006, ArvinMeritor, Inc. held a web-cast conference call, available to the public, to discuss its financial results for the fiscal quarter ended December 31, 2005. The presentation made on the conference call is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99b to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99a - Press release of ArvinMeritor, Inc., dated January 24, 2006

99b - Presentation made on earnings conference call, January 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II

Vernon G. Baker, II
Senior Vice President and General Counsel

Date: January 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99a	Press release of ArvinMeritor, Inc., dated January 24, 2006.

99b	Presentation made on earnings conference call, January 24, 2006